Amendment to Contract for Services (Jan 5, 2004)
                ------------------------------------------------


BETWEEN:
--------

Business World I.T. Inc. ("Business World")
101 - 1515 Broadway Street
Port Coquitlam, B.C. V3C 6M2

AND
---

Zomex Distribution Inc.  ("Zomex")
5205 Buchanan Road
Peachland, B.C.

WHEREAS,
--------

     The Original Contract continues to be in effect with the following amendments:
          a.   The contract is extended to October 30th, 2004
          b. Zomex will provide payment of this contract to Business world as follows:

                      Date                  Amount
                      -----------------     --------
                      November 1, 2004      $10,000
                      December 1, 2004      $10,000
                      January 1, 2005       $10,000
                                 Total      $30,000

Agreed to this 30th day of June, 2004





/s/ Ted DeVries                             /s/ Peter Buckley
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  For Business World                          For Zomex